EXHIBIT 23-a-1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports dated January 31, 1995 included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-3, File No. 33-48882, and into the Company's previously filed Registration Statement on Form S-8, File No. 33-47985.



Boston, Massachusetts
March 30, 1995                         /s/  Arthur Andersen LLP